EXHIBIT 10.5 FORM OF AMENDMENT NO. 1 TO SEVERANCE AGREEMENT

                                 AMENDMENT NO. 1
                                     TO THE
                            SEVERANCE AGREEMENT AMONG

                            ACADIANA BANCSHARES, INC.

                                LBA SAVINGS BANK

                                       AND

                                    EXECUTIVE

         Amendment, dated as of July 16, 1999, by and between Acadiana Bancshares, Inc., a Louisiana corporation (the "Corporation"), LBA Savings Bank, a Louisiana chartered savings bank and a wholly owned subsidiary of the Corporation (the "Savings Bank") and Executive (the "Executive") to the Severance Agreement (the "Agreement"), dated as of July 15, 1996. Hereinafter, the Corporation and the Savings Bank are referred to collectively as the "Employers."

         WHEREAS, in accordance with Section 8 of the Agreement, the Executive and the Employers desire to revise the Agreement to provide for a one year extension and automatic renewal for additional one year periods; and

         WHEREAS, the Executive and the Employers hereto desire to amend the Agreement in certain respects in order to reflect such revised structure.

         NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Executive and the Employers hereto agree as follows:

         Section 11 is hereby amended in its entirety to read as follows:

         "11. Term of Agreement. The term of this Agreement shall be to and through July 15, 2000, whereupon it shall be automatically renewed on an annual basis for additional one year periods unless the Employers give the Executive at least 30 days prior notice in writing, that the agreement shall end at 5:00 p.m. CST on the next succeeding July 15th following the date on which the notice is given."

         IN WITNESS WHEREOF, this Amendment has been executed by the Executive and the Employers' respective officers thereunto duly authorized as of the date first above written.

Attest:                                    ACADIANA BANCSHARES, INC.

/s/ Donna H. Domec                         By: /s/ Gerald G. Reaux, Jr.
---------------------                          ------------------------
Donna H. Domec                             Gerald G. Reaux, Jr.
                                           President and Chief Executive Officer

Attest:                                    LBA SAVINGS BANK.

/s/ Donna H. Domec                         By: /s/ Gerald G. Reaux, Jr.
------------------                             ------------------------
Donna H. Domec                             Gerald G. Reaux, Jr.
                                           President and Chief Executive Officer

Witness:

/s/ witness                                 By: /s/ Executive
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                                            Executive